UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2016

Date of reporting period:  November 30, 2015

Item 1. Reports to Stockholders.

Semi-Annual Report

November 30, 2015

Schooner Fund

Class A
(SCNAX)

Institutional Class
(SCNIX)

Schooner Hedged Alternative Income Fund

Class A
(SHAAX)

Institutional Class
(SHAIX)

Investment Advisor

Schooner Investment Group, LLC
676 East Swedesford Road
Suite 130
Wayne, Pennsylvania 19087

Phone: 866-724-5997

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	9

INVESTMENT HIGHLIGHTS	11

SCHEDULE OF INVESTMENTS	17

SCHEDULE OF WRITTEN OPTIONS	29

STATEMENT OF ASSETS AND LIABILITIES	34

STATEMENT OF OPERATIONS	36

STATEMENTS OF CHANGES IN NET ASSETS	37

FINANCIAL HIGHLIGHTS	40

NOTES TO FINANCIAL STATEMENTS	46

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT
ADVISORY AGREEMENT – SCHOONER FUND	60

NOTICE OF PRIVACY POLICY & PRACTICES	64

ADDITIONAL INFORMATION	65

Schooner Fund (SCNAX/SCNIX)
Semi-Annual Shareholder Letter

Dear Fellow Shareholders,

Throughout 2015, the Fund’s positioning was fairly consistent.  We believed volatility in the U.S. equity space was neutral to inexpensive, and that purchasing short duration puts and/or put spreads was the best primary hedging mechanism. The Fund had a very strong August, gaining 2.35%, while the market suffered a drawdown of -6.03%. The period demonstrated the value of the Fund as a portfolio diversifier, and its efficacy during environments of market stress.  However, despite showing some promise of sustained increases, realized volatility once again failed to maintain its gains. Additionally, increasing levels of anxiety over the latter part of the year led to slow and gradual increases of implied volatility pricing, which in turn led to an increase in hedging costs. This proved to be a difficult environment for the strategy, as these long volatility hedges suffered from a lack of sustained realized volatility while the forward carrying costs of maintaining the hedges increased. The drag in the Fund’s performance is attributed solely to the hedge underperformance; the underlying equity portfolio behaved in line with the S&P 500.  The cost of the hedge proved to be far in excess of what materialized in market movement.

General Positioning Overview

Throughout 2015, the Fund utilized short-dated index SPDR S&P 500 ETF Trust (SPY) puts as the hedging mechanism of choice, with no use of covered calls.  Moreover, we strategically employed put spreads when put skew pricing levels warranted their use.  As the year progressed, the Fund’s net long exposure became increasingly defensive, with net long exposure starting at 30% and ending near the 10% level.  In a market dominated by momentum-based algorithms where price swings are exaggerated by computer trading, we believe that a positive convexity hedge was, and is, the appropriate hedging vehicle to take advantage of current market structure.  Risk happens fast, and we want the Fund to be positioned to not only guard against, but to potentially win with respect to, a meaningful down move in the market.

Detailed Current Positioning Overview

The underlying equity portfolio consisted of 200+ stocks that are all members of the S&P 500.  The portfolio’s sector weighting closely resembled the exposures of the S&P 500, and the active share was between 15%-20% for the period 6/1/15-11/30/15.  The underlying portfolio provides the scaffolding for the implementation of the hedge, and is currently designed to mimic the S&P 500.  The hedge of choice has been 1- to 4-week SPY put options that range from 2% to 6% out of the money. The notional coverage of the defensive index puts versus the long value of the stock portfolio generally ranged from 3X to 5X coverage, while maintaining an overall net long exposure of approximately 10%.

Forward Looking

As we enter 2016, the risk of a pullback in the stock market remains ever present, and the fixed-income markets continue to look vulnerable. We continue to maintain a slightly net long exposure with a robust hedge that seeks to provide both asymmetry of returns and a safeguard against a true crash. The coming year will create many opportunities and challenges for equity investors, and we look forward to serving our shareholders. Thank you for your ongoing trust and confidence.

Sincerely,

Greg Levinson & Tony Fusco
Portfolio Managers

Must be proceeded or accompanied by a prospectus.

Past performance is no guarantee of future results.

Mutual fund investing involves risk; principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Below investment grade bonds are subject to greater loss of income and principal. The Fund may also use options and futures contracts, which have risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors. The Fund may hold restricted securities purchased through private placements. Such securities can be difficult to sell without experiencing delays or additional costs. Covered calls may limit the upside potential of a security and puts may obligate a purchase of a security in unfavorable market conditions.

Opinions expressed in this letter are those of Schooner Investment Group, LLC (the “Advisor”), are subject to change at any time, are not guaranteed and should not be considered investment advice. Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

The SPDR S&P ETF (SPY) is an exchange traded fund that, before expenses, generally corresponds to the price and yield performance of the S&P 500 Index.

Active share: measurement of the degree of difference between a fund portfolio and its benchmark index.

Covered Call:  An options strategy whereby an investor holds a long position in an asset and writes (sells) call options on that same asset in an attempt to generate increased income from the asset.

Implied volatility:  is a concept used in option pricing that represents the expected volatility of the option’s underlying asset over the life of the option.

Out of the money:  Term used to describe an option with no intrinsic value, such as a put option when the stock is selling above the exercise price.

Put Option:  An option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time. This is the opposite of a call option, which gives the holder the right to buy shares. A put becomes more valuable as the price of the underlying security depreciates.

Put spread:  An option investor’s position in which the investor buys a put on a particular security and writes a put on the same security but with a different expiration date, exercise price, or both.

S&P 500 Index: A broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  It is not possible to invest in an index.

Diversification does not assure a profit nor protect against loss in a declining market.

The Schooner Fund is distributed by Quasar Distributors, LLC.

A positive convexity hedge is defined for these purposes as a return that appreciates in a falling market faster than it depreciates in a rising market.

Schooner Hedged Alternative Income Fund (SHAAX/SHAIX)
Semi-Annual Shareholder Letter

Dear Fellow Shareholders,

The investment strategy of the Schooner Hedged Alternative Income Fund (SHAIX, SHAAX) consists of selling single name put options (far out-of-the money, short duration, U.S. listed) on a diversified basket of stocks with high implied volatilities, and hedging that exposure by buying index put options to create a market neutral profile. The hedge seeks to remove systemic market risk and create a non-correlated return stream.  It allows us to isolate the risk exposure that we want to retain, which is the expensive nature of put options on stocks with high implied volatility.

We believe this isolated risk exposure is over-compensated. It all comes down to the investment thesis, the belief that the instruments we are selling (far out-of-the money single name puts) are overpriced relative to what a probabilistic outcome would dictate.  There are numerous behavioral and structural reasons why this may be the case.  We believe buyers of these puts are prone to overpay because they act out of one of the classic emotions commonly associated with the stock market: 1) Fear: Holders of stock that need catastrophe coverage; and 2) Greed: Speculators looking to score and wanting a big levered payoff. These buyers are more concerned with the dollar price of puts rather than with probabilistic outcomes. Because the market as a whole is long stock, there are few natural sellers of puts.

The investment thesis is somewhat similar to an insurance company’s model.  The insurance company believes the compensation it is being paid in the form of premiums is well worth the risk it is taking on with the policies it issues.  We in turn believe the compensation the Fund is being paid in the form of premium collected is well worth the risk the Fund is taking on by selling put options (implied volatility vs. realized volatility).  There are obviously differences between put options and insurance, including type and duration of contract, magnitude of potential losses, and exposure to financial versus physical losses.

It is important to note that on average, and over the long term, the realized volatility (how much the underlying equities actually move) has been less than the movement implied in the price of the puts that we sell.  Every day we create a net positive carry position of 5 to 10 basis points; one can view that as the daily “head start”. On any given day, there are factors that can add to or detract from that 5 to 10 basis point positive carry.

There are two main driving factors of the Fund’s overall performance:

1.
The relationship of implied volatility versus realized volatility: the implied movement of the underlying stocks we have sold put options on versus the actual movement of those underlying stocks.  If implied volatility is greater than realized volatility the Fund will generally perform well, and vice versa.

2.
The performance of the underlying stocks we have sold put options on relative to the performance of the S&P 500 index (the primary hedging vehicle).  We term this “idiosyncratic stock exposure versus the index.”  If the underlying stocks of the sold puts perform better than the S&P 500 the Fund should outperform expectations, and vice versa.

As one would expect, there are periods when the underlying equities have greater or less realized volatility when compared to the implied pricing of our sold puts, and there are periods when the underlying equities exhibit relative over/under performance compared to the S&P 500 Index.  This determines the headwinds and tailwinds for the overall strategy.

2015 Fund Performance Overview –

Idiosyncratic Stock over/under performance: A tale of two halves in 2015

The year saw two distinct periods of historically extreme idiosyncratic stock performance.  The first half of the year enjoyed a large relative stock over performance, while the second half of the year experienced a drag from a large relative stock under performance.  This clear delineation is illustrated in Fund performance; the year is almost exactly divided in half as tailwinds turned to headwinds in June.

Clearly there are periods when high implied volatility stocks outperform, and periods when they underperform, but most importantly our research indicates that historically these deviations will revert and the tailwind and headwind periods should wash each other out. We understand it can be frustrating when the Fund is in the midst of an extended headwind period similar to the one we have seen the last 6 months, but as always we remain process driven and implement the strategy as efficiently as possible with our rules-based risk management approach.

The coming year will create many opportunities and challenges for investors and we look forward to serving our shareholders. Thank you for your ongoing trust and confidence.

Sincerely,

Greg Levinson, Tony Fusco & Morgan Avitabile
Portfolio Managers

Mutual fund investing involves risk; principal loss is possible. The Fund is non-diversified, which means that a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. Investments in options and other derivative instruments may be more volatile than direct investments in the underlying securities, may involve additional costs and may involve a small initial investment relative to the risk assumed. The Fund’s investments in options could include the loss of the entire premium and the value of the underlying asset. The Fund’s investments in derivatives could create exposure greater than the value of securities in the Fund’s portfolio. Derivatives investments may create economic leverage and can result in losses to the Fund that exceed the original amount invested. Small-, mid- and micro-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies and, therefore, their securities tend to be more volatile and less liquid than the securities of larger, more established companies. The value of put options on exchange traded funds (“ETFs”) sold by the Fund is based on the value of the ETFs underlying the options. The price of an ETF can fluctuate within a wide range, and the value of an option on an ETF may decrease if the prices of the securities owned by the ETF go down. An index ETF may not replicate the performance of a benchmark index it seeks to track. In addition, an ETF is subject to the risk that the market price of the ETF’s shares may trade at a discount to its net asset value or an active trading market for its shares may not develop or be maintained. Trading of an ETF’s shares may be halted, during which time an option may be exercised, exposing the Fund to the risks of directly investing in an ETF’s shares. There can be no assurance that the Fund will grow to or maintain an economically viable size.

Opinions expressed in this letter are those of Schooner Investment Group, LLC (the “Advisor”), are subject to change at any time, are not guaranteed and should not be considered investment advice. Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

Must be preceded or accompanied by a prospectus.

Diversification does not assure a profit or protect against a loss in a declining market.

Implied volatility:  is a concept used in option pricing that represents the expected volatility of the option’s underlying asset over the life of the option.

Out of the money: Term used to describe an option with no intrinsic value, such as a put option when the stock is selling above the exercise price.

Put Option:  An option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time. This is the opposite of a call option, which gives the holder the right to buy shares. A put becomes more valuable as the price of the underlying security depreciates.

S&P 500 Index:  A broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  It is not possible to invest in an index.

Distributed by Quasar Distributors, LLC.

SCHOONER FUNDS
Expense Example
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees, distribution and service (12b-1) fees and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on investments of $1,000 invested at the beginning of the period and held for the entire period (6/1/15 – 11/30/15).

Actual Expenses

The first line of each of the following tables provides information about actual account values and actual expenses. If you purchase Class A shares of the Schooner Fund or the Schooner Hedged Alternative Income Fund you will pay a maximum initial sales charge of 4.75% or 3.50%, respectively, when you invest. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which each Fund invests, in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Examples. The Examples include, but are not limited to, advisory fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SCHOONER FUNDS
Expense Example (Continued)
(Unaudited)

	Schooner Fund – Class A
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/2015	11/30/2015	6/1/2015–11/30/2015(1)
Actual(2)	$1,000.00	$ 908.30	$8.73
Hypothetical(3)	$1,000.00	$1,015.89	$9.22

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.83%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
(2)	Excluding broker interest and interest expense, your actual cost of investing in the Fund would be $8.73.
(3)	Excluding broker interest and interest expense, you hypothetical cost of investing in the Fund would be $9.22.

	Schooner Fund – Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/2015	11/30/2015	6/1/2015–11/30/2015(1)
Actual(2)	$1,000.00	$ 909.10	$7.54
Hypothetical(3)	$1,000.00	$1,017.10	$7.97

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.58%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
(2)	Excluding broker interest and interest expense, your actual cost of investing in the Fund would be $7.54.
(3)	Excluding broker interest and interest expense, you hypothetical cost of investing in the Fund would be $7.97.

	Schooner Hedged Alternative
	Income Fund – Class A
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/28/2015	11/30/2015	9/28/2015–11/30/2015(1)
Actual	$1,000.00	$1,006.00	$3.05
Hypothetical	$1,000.00	$1,005.70	$3.05

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.74%, multiplied by the average account value over the period, multiplied by 64/366.

	Schooner Hedged Alternative
	Income Fund – Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/2015	11/30/2015	6/1/2015–11/30/2015(1)
Actual	$1,000.00	$ 984.40	$7.39
Hypothetical	$1,000.00	$1,017.55	$7.52

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

SCHOONER FUND
Investment Highlights
(Unaudited)

The Fund’s primary investment objective is long-term capital appreciation with the generation of moderate current income. The Fund seeks to achieve its investment objective by investing its assets in a diversified portfolio of equity securities of U.S. companies with large market capitalizations (“large-cap companies”). The Fund considers large-cap companies to be those companies with market capitalizations of $5 billion or more. The Fund’s investment strategy utilizes multiple approaches, including:

1)	managing an equity portfolio of U.S. large-cap companies;
2)	selling single issuer call options against long equity positions;
3)	selectively purchasing U.S. convertible securities; and
4)	purchasing and/or selling combinations of index related puts and put spreads and calls and call spreads.

The Fund’s allocation of portfolio assets as of November 30, 2015 is shown below.

Allocation of Portfolio Assets
(% of Investments)

Continued

SCHOONER FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of November 30, 2015(1)

				Since	Since
				Inception	Inception
	1 Year	3 Years	5 Years	(8/29/08)	(6/22/12)
Class A
(with sales charge)	(16.78)%	(1.04)%	0.74%	2.86%	—
Class A
(without sales charge)	(12.64)%	0.57%	1.73%	3.56%	—
Institutional Class	(12.43)%	0.85%	—	—	0.50%
S&P 500 Index	2.75%	16.09%	14.40%	9.25%	16.21%

(1)
Returns with sales charges reflect the deduction of the current maximum initial sales charge of 4.75% for Class A.  Returns without sales charges do not reflect the current maximum sales charges.  Had the sales charges been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-724-5997.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown on the graph below and table above assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date excluding any maximum initial sales charges. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index.

SCHOONER FUND
Investment Highlights (Continued)
(Unaudited)

Class A
Growth of $10,000 Investment

Institutional Class
Growth of $1,000,000 Investment

SCHOONER HEDGED ALTERNATIVE INCOME FUND
Investment Highlights
(Unaudited)

The Fund’s primary investment objective is long-term capital appreciation through the generation of income using strategies that have minimal correlation with traditional fixed income markets.  The Fund seeks to achieve its investment objective by selling (writing) listed put options on domestic equity securities without regard to market capitalization, including common stocks, preferred stocks and exchange traded funds that invest in equity securities or that seek to track U.S. equity indices.

The Fund’s allocation of portfolio assets as of November 30, 2015 is shown below.

Allocation of Portfolio Assets
(% of Net Assets)

Continued

SCHOONER HEDGED ALTERNATIVE INCOME FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of November 30, 2015(1)

		Since	Since
		Inception	Inception
	1 Year	(9/28/15)	(11/28/14)
Class A
(with sales charge)	—	(2.93)%	—
Class A
(without sales charge)	—	0.60%	—
Institutional Class	16.31%	—	16.22%
Barclays Aggregate Bond Index	0.97%	(0.16)%	0.96%

(1)
Returns with sales charges reflect the deduction of the current maximum initial sales charge of 3.50% for Class A.  Returns without sales charges do not reflect the current maximum sales charges.  Had the sales charges been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-724-5997.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown on the graph below and table above assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date excluding any maximum initial sales charges. The graph does not reflect any future performance.

The Barclays Aggregate Bond Index is an unmanaged index which is widely regarded as a standard for measuring U.S. investment grade bond market performance.

One cannot invest directly in an index.

SCHOONER HEDGED ALTERNATIVE INCOME FUND
Investment Highlights (Continued)
(Unaudited)

Class A
Growth of $10,000 Investment

Institutional Class
Growth of $10,000 Investment

SCHOONER FUND

Schedule of Investments

November 30, 2015 (Unaudited)

	Shares	Value

COMMON STOCKS – 82.08%

Accommodation – 0.27%
Marriott International, Inc. – Class A	2,000	$141,820
Wyndham Worldwide Corp.	1,500	113,880
		255,700

Administrative and Support Services – 0.38%
Baker Hughes, Inc.	3,500	189,245
PayPal Holdings, Inc. (a)	5,000	176,300
		365,545

Air Transportation – 0.40%
American Airlines Group, Inc.	2,500	103,150
Delta Air Lines, Inc.	5,000	232,300
Southwest Airlines Co.	1,000	45,880
		381,330

Ambulatory Health Care Services – 0.30%
DaVita HealthCare Partners, Inc. (a)	2,000	146,080
Quest Diagnostics, Inc.	2,000	136,640
		282,720

Apparel Manufacturing – 0.26%
PVH Corp.	1,000	91,290
VF Corp.	2,500	161,750
		253,040

Beverage and Tobacco Product Manufacturing – 3.74%
Altria Group, Inc.	7,500	432,000
Brown-Forman Corp. – Class B	2,000	205,080
Coca-Cola Company	25,000	1,065,500
Coca-Cola Enterprises, Inc.	2,500	125,750
Molson Coors Brewing Co. – Class B	500	46,015
PepsiCo, Inc.	7,000	701,120
Philip Morris International, Inc.	7,500	655,425
Reynolds American, Inc.	7,500	346,875
		3,577,765

Broadcasting (except Internet) – 2.33%
CBS Corp. – Class B	1,500	75,720
Comcast Corp. – Class A	12,500	760,750
Discovery Communications, Inc. – Class A (a)	5,000	155,700

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

November 30, 2015 (Unaudited)

	Shares	Value

Broadcasting (except Internet) – 2.33% (Continued)
Scripps Networks Interactive, Inc. – Class A	2,000	$113,600
Time Warner Cable, Inc.	2,000	369,540
Viacom, Inc. – Class B	2,500	124,475
Walt Disney Co.	5,500	624,085
		2,223,870

Building Material and Garden Equipment and Supplies Dealers – 1.10%
Home Depot, Inc.	5,000	669,400
Lowe’s Companies, Inc.	5,000	383,000
		1,052,400

Chemical Manufacturing – 7.79%
Abbott Laboratories	7,500	336,900
AbbVie, Inc.	7,500	436,125
Alexion Pharmaceuticals, Inc. (a)	500	89,220
Allergan PLC (a)(b)	2,000	627,780
Celgene Corp. (a)	5,000	547,250
Colgate-Palmolive Co.	5,000	328,400
Dow Chemical Co.	5,000	260,650
Ecolab, Inc.	2,000	238,320
Eli Lilly & Co.	6,000	492,240
Gilead Sciences, Inc.	7,500	794,700
Johnson & Johnson	12,000	1,214,880
Mead Johnson Nutrition Co.	2,000	161,180
Merck & Co., Inc.	15,000	795,150
Pfizer, Inc.	30,000	983,100
Zoetis, Inc. – Class A	3,000	140,100
		7,445,995

Clothing and Clothing Accessories Stores – 0.63%
Gap, Inc.	5,000	133,650
Nordstrom, Inc.	2,000	112,620
TJX Companies, Inc.	5,000	353,000
		599,270

Computer and Electronic Product Manufacturing – 8.44%
Agilent Technologies, Inc.	3,000	125,460
Amphenol Corp. – Class A	2,500	137,625
Analog Devices, Inc.	2,500	154,075
Apple, Inc.	27,000	3,194,100
Applied Materials, Inc.	2,500	46,925
Avago Technologies Ltd. (b)	2,000	260,900

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

November 30, 2015 (Unaudited)

	Shares	Value

Computer and Electronic Product Manufacturing – 8.44% (Continued)
Cisco Systems, Inc.	30,000	$817,500
HP, Inc.	10,000	125,400
Intel Corp.	20,000	695,400
L-3 Communications Holdings, Inc.	1,000	122,410
Medtronic PLC (b)	2,500	188,350
NetApp, Inc.	2,500	76,650
Northrop Grumman Corp.	1,000	186,360
NVIDIA Corp.	2,500	79,300
QUALCOMM, Inc.	7,500	365,925
Raytheon Co.	2,000	248,060
Rockwell Automation, Inc.	1,500	159,660
SanDisk Corp.	500	36,935
Seagate Technology PLC (b)	2,500	89,850
St. Jude Medical, Inc.	3,000	189,300
Texas Instruments, Inc.	4,500	261,540
Thermo Fisher Scientific, Inc.	2,000	276,800
Tyco International PLC (b)	2,000	70,620
Western Digital Corp.	500	31,205
Xilinx, Inc.	2,500	124,225
		8,064,575

Couriers and Messengers – 0.76%
FedEx Corp.	2,000	317,080
United Parcel Service, Inc. – Class B	4,000	412,040
		729,120

Credit Intermediation and Related Activities – 7.88%
Ameriprise Financial, Inc.	500	56,475
Bank of America Corp.	55,000	958,650
Bank of New York Mellon Corp.	7,000	306,880
BB&T Corp.	1,000	38,620
Capital One Financial Corp.	2,500	196,275
Citigroup, Inc.	15,000	811,350
Fifth Third Bancorp	10,000	206,700
JPMorgan Chase & Co.	20,000	1,333,600
KeyCorp	10,000	131,100
M&T Bank Corp.	1,500	187,995
Northern Trust Corp.	2,000	149,880
PNC Financial Services Group, Inc.	3,000	286,530
Regions Financial Corp.	10,000	101,400
State Street Corp.	2,500	181,450
SunTrust Banks, Inc.	5,000	217,100

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

November 30, 2015 (Unaudited)

	Shares	Value

Credit Intermediation and Related Activities – 7.88% (Continued)
Visa, Inc. – Class A	12,500	$987,625
Wells Fargo & Co.	25,000	1,377,500
		7,529,130

Data Processing, Hosting and Related Services – 0.42%
Automatic Data Processing, Inc.	1,500	129,390
Citrix Systems, Inc. (a)	1,500	115,005
Fidelity National Information Services, Inc.	2,500	159,175
		403,570

Electrical Equipment, Appliance, and Component Manufacturing – 1.83%
AMETEK, Inc.	2,500	141,150
Corning, Inc.	5,000	93,650
Dover Corp.	500	32,950
Emerson Electric Co.	1,000	50,000
General Electric Co.	45,000	1,347,300
Whirlpool Corp.	500	81,260
		1,746,310

Electronics and Appliance Stores – 0.08%
Best Buy Co., Inc.	2,500	79,450

Fabricated Metal Product Manufacturing – 0.40%
Parker-Hannifin Corp.	1,500	156,990
Pentair PLC (b)	2,000	113,400
Stanley Black & Decker, Inc.	1,000	109,160
		379,550

Food and Beverage Stores – 0.27%
Kroger Co.	5,000	188,300
Whole Foods Market, Inc.	2,500	72,875
		261,175

Food Manufacturing – 1.70%
Archer-Daniels-Midland Co.	5,000	182,450
Campbell Soup Co.	2,500	130,600
ConAgra Foods, Inc.	2,500	102,325
General Mills, Inc.	2,500	144,400
Hormel Foods Corp.	500	37,460
Kellogg Co.	3,000	206,310
Kraft Heinz Co.	5,000	368,450

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

November 30, 2015 (Unaudited)

	Shares	Value

Food Manufacturing – 1.70% (Continued)
Mondelez International, Inc. – Class A	7,500	$327,450
Tyson Foods, Inc. – Class A	2,500	125,000
		1,624,445

Food Services and Drinking Places – 1.21%
Chipotle Mexican Grill, Inc. (a)	100	57,955
McDonald’s Corp.	4,000	456,640
Starbucks Corp.	7,500	460,425
Yum! Brands, Inc.	2,500	181,275
		1,156,295

Furniture and Home Furnishings Stores – 0.03%
Bed Bath & Beyond, Inc. (a)	500	27,260

Furniture and Related Product Manufacturing – 0.14%
Johnson Controls, Inc.	3,000	138,000

General Merchandise Stores – 1.02%
Costco Wholesale Corp.	2,500	403,550
Dollar General Corp.	2,500	163,525
Kohl’s Corp.	1,500	70,695
Macy’s, Inc.	3,000	117,240
Target Corp.	3,000	217,500
		972,510

Health and Personal Care Stores – 1.38%
CVS Health Corp.	5,000	470,450
Express Scripts Holdings Co. (a)	3,000	256,440
McKesson Corp.	2,000	378,700
Walgreens Boots Alliance, Inc.	2,500	210,075
		1,315,665

Hospitals – 0.28%
HCA Holdings, Inc. (a)	4,000	272,240

Insurance Carriers and Related Activities – 4.99%
ACE Ltd. (b)	1,500	172,275
Aetna, Inc.	2,500	256,875
Aflac, Inc.	1,000	65,240
Allstate Corp.	3,000	188,280
American International Group, Inc.	8,000	508,640
Anthem, Inc.	2,000	260,760

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

November 30, 2015 (Unaudited)

	Shares	Value

Insurance Carriers and Related Activities – 4.99% (Continued)
Aon PLC – Class A (b)	3,000	$284,220
Chubb Corp.	1,500	195,795
Cigna Corp.	2,000	269,960
Hartford Financial Services Group, Inc.	2,500	114,100
Humana, Inc.	1,000	168,660
Lincoln National Corp.	2,500	137,475
Loews Corp.	2,500	94,725
Marsh & McLennan Companies, Inc.	5,000	276,500
MetLife, Inc.	7,500	383,175
Principal Financial Group, Inc.	2,500	128,650
Progressive Corp.	5,000	154,100
Prudential Financial, Inc.	3,000	259,650
Travelers Companies, Inc.	1,500	171,855
UnitedHealth Group, Inc.	6,000	676,260
		4,767,195

Leather and Allied Product Manufacturing – 0.55%
NIKE, Inc. – Class B	4,000	529,120

Machinery Manufacturing – 1.35%
Cameron International Corp. (a)	1,500	102,435
Caterpillar, Inc.	3,000	217,950
Cummins, Inc.	1,500	150,555
Deere & Co.	2,500	198,925
FMC Technologies, Inc. (a)	2,500	85,050
Ingersoll-Rand PLC (b)	1,000	58,670
United Technologies Corp.	5,000	480,250
		1,293,835

Management of Companies and Enterprises – 0.02%
AES Corp.	2,000	19,980

Merchant Wholesalers, Durable Goods – 0.40%
Delphi Automotive PLC (b)	2,500	219,700
TE Connectivity Ltd. (b)	2,000	134,180
Xerox Corp.	2,500	26,375
		380,255

Merchant Wholesalers, Nondurable Goods – 1.60%
Cardinal Health, Inc.	2,500	217,125
Procter & Gamble Co.	15,000	1,122,600
Ralph Lauren Corp. – Class A	500	62,105

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

November 30, 2015 (Unaudited)

	Shares	Value

Merchant Wholesalers, Nondurable Goods – 1.60% (Continued)
Sysco Corp.	3,000	$123,300
		1,525,130

Mining (except Oil and Gas) – 0.10%
Newmont Mining Corp.	5,000	92,050

Miscellaneous Manufacturing – 1.79%
3M Co.	3,000	469,740
Baxter International, Inc.	5,000	188,250
Becton Dickinson and Co.	2,000	300,500
Boston Scientific Corp. (a)	10,000	182,800
Coach, Inc.	2,000	63,540
Estee Lauder Companies, Inc. – Class A	2,500	210,300
Stryker Corp.	1,500	144,690
Zimmer Biomet Holdings, Inc.	1,500	151,515
		1,711,335

Miscellaneous Store Retailers – 0.09%
Staples, Inc.	7,500	90,525

Motion Picture and Sound Recording Industries – 0.62%
Netflix, Inc. (a)	2,500	308,325
Time Warner, Inc.	4,000	279,920
		588,245

Nonstore Retailers – 1.55%
Amazon.com, Inc. (a)	2,000	1,329,600
eBay, Inc. (a)	5,000	147,950
		1,477,550

Oil and Gas Extraction – 0.54%
Anadarko Petroleum Corp.	2,500	149,750
Phillips 66	4,000	366,120
		515,870

Other Information Services – 3.98%
Alphabet, Inc – Class A (a)	3,000	2,288,550
Facebook, Inc. – Class A (a)	14,500	1,511,480
		3,800,030

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

November 30, 2015 (Unaudited)

	Shares	Value

Paper Manufacturing – 0.19%
Kimberly-Clark Corp.	1,500	$178,725

Petroleum and Coal Products Manufacturing – 3.15%
Chevron Corp.	8,000	730,560
Exxon Mobil Corp.	20,000	1,633,200
Marathon Petroleum Corp.	4,500	262,845
Murphy Oil Corp.	2,500	71,450
Tesoro Corp.	1,500	172,755
Valero Energy Corp.	2,000	143,720
		3,014,530

Plastics and Rubber Products Manufacturing – 0.31%
Illinois Tool Works, Inc.	2,000	187,960
Newell Rubbermaid, Inc.	2,500	111,650
		299,610

Professional, Scientific, and Technical Services – 3.22%
Accenture PLC – Class A (b)	2,500	268,050
Amgen, Inc.	4,500	724,950
Cognizant Technology Solutions Corp. – Class A (a)	2,500	161,450
International Business Machines Corp.	6,000	836,520
MasterCard, Inc. – Class A	5,000	489,600
Nielsen Holdings PLC (b)	2,000	93,360
Omnicom Group, Inc.	2,500	184,800
salesforce.com, Inc. (a)	3,000	239,070
Yahoo!, Inc. (a)	2,500	84,525
		3,082,325

Publishing Industries (except Internet) – 3.76%
Adobe Systems, Inc. (a)	3,000	274,380
Autodesk, Inc. (a)	500	31,735
CA, Inc.	5,000	140,550
Electronic Arts, Inc. (a)	2,500	169,475
Intuit, Inc.	500	50,100
McGraw Hill Financial, Inc.	500	48,235
Microsoft Corp.	30,000	1,630,500
Oracle Corp.	20,000	779,400
Symantec Corp.	5,000	97,900
Twenty-First Century Fox, Inc. – Class A	12,500	368,875
		3,591,150

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

November 30, 2015 (Unaudited)

	Shares	Value

Rail Transportation – 0.68%
CSX Corp.	7,500	$213,225
Kansas City Southern	1,000	90,920
Norfolk Southern Corp.	1,000	95,060
Union Pacific Corp.	3,000	251,850
		651,055

Real Estate – 0.10%
CBRE Group, Inc. – Class A (a)	2,500	93,675

Rental and Leasing Services – 0.12%
United Rentals, Inc. (a)	1,500	118,005

Securities, Commodity Contracts, and Other Financial Investments
and Related Activities – 1.27%
BlackRock, Inc.	1,200	436,464
Charles Schwab Corp.	7,500	252,825
CME Group, Inc.	1,000	97,650
Invesco Ltd. (b)	2,500	84,225
Morgan Stanley	10,000	343,000
		1,214,164

Support Activities for Transportation – 0.26%
C.H. Robinson Worldwide, Inc.	1,000	67,430
Expedia, Inc.	1,500	184,665
		252,095

Telecommunications – 2.04%
AT&T, Inc.	25,000	841,750
CenturyLink, Inc.	2,500	67,325
Level 3 Communications, Inc. (a)	2,500	127,075
Verizon Communications, Inc.	20,000	909,000
		1,945,150

Transportation Equipment Manufacturing – 2.73%
Boeing Co.	4,000	581,800
BorgWarner, Inc.	500	21,345
Eaton Corp. PLC (b)	2,500	145,400
Ford Motor Co.	20,000	286,600
General Dynamics Corp.	1,500	219,690
General Motors Co.	7,500	271,500
Harley-Davidson, Inc.	2,000	97,840
Honeywell International, Inc.	3,000	311,850

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

November 30, 2015 (Unaudited)

	Shares	Value

Transportation Equipment Manufacturing – 2.73% (Continued)
Lockheed Martin Corp.	2,000	$438,320
PACCAR, Inc.	2,500	129,900
Textron, Inc.	2,500	106,675
		2,610,920

Utilities – 2.90%
Ameren Corp.	2,500	109,400
American Electric Power Co., Inc.	2,000	112,020
CenterPoint Energy, Inc.	5,000	84,750
Consolidated Edison, Inc.	2,500	155,375
Dominion Resources, Inc.	2,500	168,425
DTE Energy Co.	2,000	160,980
Duke Energy Corp.	3,000	203,280
Edison International	2,500	148,400
Entergy Corp.	1,000	66,630
EQT Corp.	2,000	114,440
Eversource Energy	500	25,475
Exelon Corp.	5,000	136,550
FirstEnergy Corp.	2,500	78,475
NextEra Energy, Inc.	2,500	249,650
NiSource, Inc.	500	9,595
NRG Energy, Inc.	5,000	61,800
PG&E Corp.	2,000	105,460
PPL Corp.	3,000	102,120
Public Service Enterprise Group, Inc.	2,500	97,750
Sempra Energy	500	49,615
Southern Co.	5,000	222,700
Spectra Energy Corp.	5,000	131,000
Xcel Energy, Inc.	5,000	178,300
		2,772,190

Waste Management and Remediation Services – 0.23%
Republic Services, Inc.	2,500	109,825
Waste Management, Inc.	2,000	107,540
		217,365

Water Transportation – 0.31%
Carnival Corp. (b)	5,000	252,650
Royal Caribbean Cruises Ltd. (b)	500	46,305
		298,955

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

November 30, 2015 (Unaudited)

	Shares	Value

Wholesale Electronic Markets and Agents and Brokers – 0.19%
Genuine Parts Co.	2,000	$181,260
Total Common Stocks (Cost $72,867,927)		78,449,224

EXCHANGE TRADED FUNDS – 4.66%
Energy Select Sector SPDR Fund	20,000	1,360,400
Financial Select Sector SPDR Fund	50,000	1,228,000
Health Care Select SPDR Fund	7,000	497,770
Materials Select Sector SPDR Fund	30,000	1,371,900
Total Exchange Traded Funds (Cost $4,036,123)		4,458,070

REAL ESTATE INVESTMENT TRUSTS – 0.04%
Host Hotels & Resorts, Inc.	2,500	41,500
Total Real Estate Investment Trusts (Cost $57,682)		41,500

	Contracts
PURCHASED OPTIONS – 1.61%
Put Options – 1.61%
SPDR S&P 500 ETF
Expiration: December 2015, Exercise Price: $199.50 (a)	13,500	499,500
Expiration: December 2015, Exercise Price: $200.50 (a)	11,500	529,000
Expiration: December 2015, Exercise Price: $202.00 (a)	8,875	505,875
Total Purchased Options (Cost $1,881,344)		1,534,375

Total Investments (Cost $78,843,076) – 88.39%		84,483,169
Other Assets in Excess of Liabilities – 11.61%		11,097,816
TOTAL NET ASSETS – 100.00%		$95,580,985
Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.

Abbreviations:
Ltd.	Limited Liability Company.
PLC	Public Limited Company.

SCHOONER HEDGED ALTERNATIVE INCOME FUND

Schedule of Investments

November 30, 2015 (Unaudited)

	Contracts	Value

PURCHASED OPTIONS – 0.30%
Put Options – 0.30%
iShares Russell 2000 ETF
Expiration: December 2015, Exercise Price: $114.50 (a)	2,267	$138,287
SPDR S&P 500 ETF Trust
Expiration: December 2015, Exercise Price: $200.00 (a)	2,000	174,000
Expiration: December 2015, Exercise Price: $201.50 (a)	700	35,700
Total Purchased Options (Cost $377,687)		347,987

Total Investments (Cost $377,687) – 0.30%		347,987
Other Assets in Excess of Liabilities* – 99.70%		115,537,309
TOTAL NET ASSETS – 100.00%		$115,885,296
Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

*	All or a portion of this amount is pledged as collateral for written options. The cash value held as collateral was $12,467,480 at November 30, 2015. See Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

SCHOONER HEDGED ALTERNATIVE INCOME FUND

Schedule of Written Options

November 30, 2015 (Unaudited)

	Contracts	Value

Put Options
Akorn, Inc.
Expiration: December, 2015, Exercise Price: $20.00	(93)	$(279)
Alexion Pharmaceuticals, Inc.
Expiration: December, 2015, Exercise Price: $155.00	(70)	(7,700)
Alnylam Pharmaceuticals, Inc.
Expiration: December, 2015, Exercise Price: $75.00	(100)	(4,500)
Expiration: December, 2015, Exercise Price: $80.00	(45)	(3,825)
Anacor Pharmaceuticals, Inc.
Expiration: February, 2016, Exercise Price: $90.00	(130)	(50,700)
Anadarko Petroleum Corp.
Expiration: December, 2015, Exercise Price: $54.00	(206)	(7,210)
Antero Resources Corp.
Expiration: January, 2016, Exercise Price: $17.50	(660)	(36,300)
Apache Corp.
Expiration: December, 2015, Exercise Price: $43.00	(260)	(10,270)
Apollo Education Group, Inc.
Expiration: January, 2016, Exercise Price: $6.00	(760)	(20,520)
Arista Networks, Inc.
Expiration: January, 2016, Exercise Price: $65.00	(176)	(32,560)
athenahealth, Inc.
Expiration: December, 2015, Exercise Price: $135.00	(50)	(3,750)
Avago Technologies Ltd
Expiration: December, 2015, Exercise Price: $110.00	(110)	(11,110)
Avis Budget Group, Inc.
Expiration: December, 2015, Exercise Price: $37.50	(40)	(5,600)
Baker Hughes, Inc.
Expiration: January, 2016, Exercise Price: $38.00	(300)	(17,250)
Best Buy Co., Inc.
Expiration: December, 2015, Exercise Price: $28.00	(400)	(4,600)
BioMarin Pharmaceutical, Inc.
Expiration: January, 2016, Exercise Price: $80.00	(140)	(25,900)
Brookdale Senior Living, Inc.
Expiration: December, 2015, Exercise Price: $20.00	(61)	(1,067)
Cabot Oil & Gas Corp.
Expiration: January, 2016, Exercise Price: $17.50	(638)	(60,610)
CalAtlantic Group, Inc.
Expiration: December, 2015, Exercise Price: $35.00	(316)	(7,900)
Celldex Therapeutics, Inc.
Expiration: January, 2016, Exercise Price: $8.00	(200)	(2,000)
CF Industries Holdings, Inc.
Expiration: December, 2015, Exercise Price: $40.50	(282)	(9,165)
Chemours Co.
Expiration: April, 2016, Exercise Price: $5.00	(1,225)	(88,812)

The accompanying notes are an integral part of these financial statements.

SCHOONER HEDGED ALTERNATIVE INCOME FUND

Schedule of Written Options (Continued)

November 30, 2015 (Unaudited)

	Contracts	Value

Cheniere Energy, Inc.
Expiration: December, 2015, Exercise Price: $40.00	(275)	$(8,250)
Chesapeake Energy Corp.
Expiration: April, 2016, Exercise Price: $4.00	(2,151)	(161,325)
Chicago Bridge & Iron Co. NV
Expiration: December, 2015, Exercise Price: $38.00	(226)	(6,215)
Continental Resources, Inc.
Expiration: December, 2015, Exercise Price: $29.00	(220)	(4,400)
Expiration: December, 2015, Exercise Price: $31.00	(155)	(5,812)
Depomed, Inc.
Expiration: December, 2015, Exercise Price: $13.00	(247)	(1,852)
Devon Energy Corp.
Expiration: December, 2015, Exercise Price: $41.00	(150)	(3,225)
Expiration: December, 2015, Exercise Price: $42.00	(125)	(8,250)
Diamondback Energy, Inc.
Expiration: December, 2015, Exercise Price: $70.00	(160)	(13,200)
Endo International PLC
Expiration: December, 2015, Exercise Price: $53.00	(225)	(16,313)
Energy Transfer Equity LP
Expiration: December, 2015, Exercise Price: $17.50	(690)	(20,700)
Ensco PLC
Expiration: December, 2015, Exercise Price: $16.00	(710)	(28,400)
Ferrari NV
Expiration: January, 2016, Exercise Price: $40.00	(245)	(19,600)
First Solar, Inc.
Expiration: December, 2015, Exercise Price: $47.50	(236)	(7,198)
Fitbit, Inc.
Expiration: January, 2016, Exercise Price: $22.00	(515)	(36,050)
Foot Locker, Inc.
Expiration: December, 2015, Exercise Price: $50.00	(63)	(126)
Freeport-McMoRan, Inc.
Expiration: January, 2016, Exercise Price: $7.00	(1,572)	(58,164)
GameStop Corp.
Expiration: January, 2016, Exercise Price: $32.00	(340)	(42,500)
Herbalife Ltd
Expiration: December, 2015, Exercise Price: $47.50	(230)	(5,290)
Hertz Global Holdings, Inc.
Expiration: December, 2015, Exercise Price: $14.00	(800)	(12,000)
Hess Corp.
Expiration: December, 2015, Exercise Price: $54.00	(200)	(16,200)
Horizon Pharma PLC
Expiration: January, 2016, Exercise Price: $11.00	(400)	(12,000)
Incyte Corp.
Expiration: December, 2015, Exercise Price: $92.50	(60)	(4,800)
Expiration: January, 2016, Exercise Price: $95.00	(65)	(20,475)

The accompanying notes are an integral part of these financial statements.

SCHOONER HEDGED ALTERNATIVE INCOME FUND

Schedule of Written Options (Continued)

November 30, 2015 (Unaudited)

	Contracts	Value

Intercept Pharmaceuticals, Inc.
Expiration: January, 2016, Exercise Price: $150.00	(75)	$(49,125)
Intrexon Corp.
Expiration: April, 2016, Exercise Price: $30.00	(388)	(114,460)
Isis Pharmaceuticals, Inc.
Expiration: December, 2015, Exercise Price: $50.00	(150)	(6,150)
Expiration: December, 2015, Exercise Price: $53.00	(70)	(6,300)
Jabil Circuit, Inc.
Expiration: December, 2015, Exercise Price: $22.00	(230)	(5,750)
Juno Therapeutics, Inc.
Expiration: December, 2015, Exercise Price: $42.50	(250)	(6,875)
Keurig Green Mountain, Inc.
Expiration: January, 2016, Exercise Price: $45.00	(53)	(7,208)
LendingClub Corp.
Expiration: January, 2016, Exercise Price: $11.00	(925)	(32,375)
Lululemon Athletica, Inc.
Expiration: December, 2015, Exercise Price: $46.00	(4)	(872)
Expiration: January, 2016, Exercise Price: $42.50	(270)	(45,900)
Macy’s, Inc.
Expiration: January, 2016, Exercise Price: $35.00	(315)	(21,105)
Mallinckrodt PLC
Expiration: December, 2015, Exercise Price: $55.00	(150)	(22,500)
Marathon Oil Corp.
Expiration: December, 2015, Exercise Price: $15.00	(740)	(11,100)
Market Vectors Gold Miners ETF
Expiration: December, 2015, Exercise Price: $12.00	(925)	(7,400)
MarkWest Energy Partners LP
Expiration: December, 2015, Exercise Price: $40.00	(275)	(8,938)
Marvell Technology Group Ltd
Expiration: December, 2015, Exercise Price: $7.50	(1,500)	(3,000)
Medivation, Inc.
Expiration: December, 2015, Exercise Price: $34.00	(160)	(3,600)
Expiration: December, 2015, Exercise Price: $36.00	(150)	(3,750)
Melco Crown Entertainment Ltd
Expiration: January, 2016, Exercise Price: $14.00	(750)	(26,250)
Michaels Companies, Inc.
Expiration: December, 2015, Exercise Price: $20.00	(506)	(12,650)
Micron Technology, Inc.
Expiration: December, 2015, Exercise Price: $14.00	(792)	(6,336)
Mobileye NV
Expiration: December, 2015, Exercise Price: $38.00	(292)	(14,600)
Murphy Oil Corp.
Expiration: January, 2016, Exercise Price: $25.00	(450)	(28,800)
NantKwest, Inc.
Expiration: December, 2015, Exercise Price: $7.50	(400)	(8,000)

The accompanying notes are an integral part of these financial statements.

SCHOONER HEDGED ALTERNATIVE INCOME FUND

Schedule of Written Options (Continued)

November 30, 2015 (Unaudited)

	Contracts	Value

Navient Corp.
Expiration: December, 2015, Exercise Price: $10.00	(725)	$(7,250)
Netflix, Inc.
Expiration: January, 2016, Exercise Price: $105.71	(125)	(27,500)
Neurocrine Biosciences, Inc.
Expiration: December, 2015, Exercise Price: $45.00	(240)	(12,000)
Newmont Mining Corp.
Expiration: January, 2016, Exercise Price: $16.00	(720)	(26,640)
Novavax, Inc.
Expiration: January, 2016, Exercise Price: $5.00	(750)	(3,750)
NRG Energy, Inc.
Expiration: January, 2016, Exercise Price: $11.00	(1,010)	(35,350)
NXP Semiconductors NV
Expiration: December, 2015, Exercise Price: $72.50	(153)	(1,913)
Office Depot, Inc.
Expiration: January, 2016, Exercise Price: $5.50	(2,020)	(82,820)
OPKO Health, Inc.
Expiration: January, 2016, Exercise Price: $9.00	(600)	(9,000)
Perrigo Co. PLC
Expiration: December, 2015, Exercise Price: $140.00	(40)	(5,800)
Plains GP Holdings LP
Expiration: December, 2015, Exercise Price: $10.00	(1,120)	(5,600)
Post Holdings, Inc.
Expiration: December, 2015, Exercise Price: $50.00	(170)	(1,700)
Qorvo, Inc.
Expiration: February, 2016, Exercise Price: $45.00	(250)	(32,500)
Range Resources Corp.
Expiration: January, 2016, Exercise Price: $25.00	(455)	(50,505)
Seadrill Ltd
Expiration: December, 2015, Exercise Price: $5.00	(1,000)	(7,500)
Seagate Technology PLC
Expiration: December, 2015, Exercise Price: $31.00	(360)	(5,760)
Seattle Genetics, Inc.
Expiration: December, 2015, Exercise Price: $39.00	(283)	(26,885)
Shell Midstream Partners LP
Expiration: December, 2015, Exercise Price: $30.00	(375)	(5,625)
Signet Jewelers Ltd
Expiration: December, 2015, Exercise Price: $125.00	(90)	(12,060)
Skechers U.S.A., Inc.
Expiration: December, 2015, Exercise Price: $23.00	(475)	(9,500)
Skyworks Solutions, Inc.
Expiration: January, 2016, Exercise Price: $65.00	(170)	(7,650)
Southwestern Energy Co.
Expiration: January, 2016, Exercise Price: $7.00	(400)	(12,800)

The accompanying notes are an integral part of these financial statements.

SCHOONER HEDGED ALTERNATIVE INCOME FUND

Schedule of Written Options (Continued)

November 30, 2015 (Unaudited)

	Contracts	Value

Splunk, Inc.
Expiration: December, 2015, Exercise Price: $52.50	(150)	$(4,875)
Sprint Corp.
Expiration: January, 2016, Exercise Price: $3.50	(3,200)	(80,000)
Staples, Inc.
Expiration: December, 2015, Exercise Price: $11.00	(1,020)	(25,500)
Synchrony Financial
Expiration: December, 2015, Exercise Price: $28.00	(160)	(800)
Tableau Software, Inc.
Expiration: December, 2015, Exercise Price: $84.00	(134)	(4,020)
Targa Resources Partners LP
Expiration: December, 2015, Exercise Price: $21.00	(500)	(12,500)
Tesla Motors, Inc.
Expiration: December, 2015, Exercise Price: $200.00	(56)	(8,288)
Transocean Ltd
Expiration: December, 2015, Exercise Price: $12.50	(875)	(28,875)
Twitter, Inc.
Expiration: December, 2015, Exercise Price: $23.50	(160)	(7,040)
Expiration: December, 2015, Exercise Price: $24.00	(300)	(14,100)
United Rentals, Inc.
Expiration: December, 2015, Exercise Price: $67.50	(87)	(2,828)
Valeant Pharmaceuticals International, Inc.
Expiration: March, 2016, Exercise Price: $50.00	(220)	(46,200)
Vertex Pharmaceuticals, Inc.
Expiration: December, 2015, Exercise Price: $116.00	(100)	(20,000)
Weatherford International PLC
Expiration: December, 2015, Exercise Price: $9.00	(1,250)	(16,250)
Wynn Resorts Ltd
Expiration: December, 2015, Exercise Price: $55.00	(200)	(12,400)
Zillow Group, Inc.
Expiration: December, 2015, Exercise Price: $21.00	(528)	(13,200)
Ziopharm Oncology, Inc.
Expiration: January, 2016, Exercise Price: $7.00	(800)	(8,000)
Total Written Options (Premiums received $3,253,246)		$(2,072,001)

The accompanying notes are an integral part of these financial statements.

SCHOONER FUNDS

Statements of Assets and Liabilities

November 30, 2015 (Unaudited)

		Schooner
		Hedged
	Schooner	Alternative
	Fund	Income Fund
Assets
Investment, at value (cost $78,843,076 and $377,687)	$84,483,169	$347,987
Cash at custodian	11,605,840	116,223,163
Dividends and interest receivable	196,561	—
Receivable for investments sold	101,397	509,507
Receivables for Fund shares sold	48,586	1,601,816
Other Assets	18,082	34,466
Total Assets	96,453,635	118,716,939
Liabilities
Options written, at value
(premiums received $— and $3,253,246)	—	2,072,001
Payable for investments purchased	—	447,076
Payable for Fund shares redeemed	660,916	171,465
Payable to affiliates	105,368	26,280
Payable to Advisor	72,559	111,143
Payable for distribution fees – Class A	8,733	225
Accrued expenses and other liabilities	25,074	3,453
Total Liabilities	872,650	2,831,643
Net Assets	$95,580,985	$115,885,296

Net assets consist of:
Paid-in capital	$98,869,856	$122,593,540
Accumulated net investment income (loss)	2,178,572	(6,115,849)
Accumulated net realized loss	(11,107,536)	(1,743,940)
Net unrealized appreciation (depreciation) on:
Investments and purchased options	5,640,093	(29,700)
Written options	—	1,181,245
Net Assets	$95,580,985	$115,885,296

The accompanying notes are an integral part of these financial statements.

SCHOONER FUNDS

Statements of Assets and Liabilities (Continued)

November 30, 2015 (Unaudited)

		Schooner
		Hedged
	Schooner	Alternative
	Fund	Income Fund
Class A Shares
Net Assets	$35,303,235	$2,850,920
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	1,577,270	55,299
Net asset value and redemption price per share	$22.38	$51.55
Maximum offering price per share ($22.38/0.9525)(1)	$23.50	$—
Maximum offering price per share ($22.38/0.9650)(2)	$—	$53.42

Institutional Class Shares
Net Assets	$60,277,750	$113,034,376
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	2,677,241	2,191,880
Net asset value, offering price and
redemption price per share	$22.51	$51.57

(1)	Reflects a maximum sales charge of 4.75%.
(2)	Reflects a maximum sales charge of 3.50%.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUNDS

Statements of Operations

For the Six Months Ended November 30, 2015 (Unaudited)

		Schooner
		Hedged
	Schooner	Alternative
	Fund	Income Fund
Investment Income
Dividend income	$1,582,437 (1)	$—
Interest income	—	7
Total Investment Income	1,582,437	7

Expenses
Investment Advisory fees	1,081,751	540,477
Administration fees	101,529	30,748
Distribution fees – Class A	84,286	225
Transfer agent fees and expenses	50,290	13,990
Fund accounting fees	43,845	17,373
Federal and state registration fees	20,843	16,234
Custody fees	19,111	3,792
Reports to shareholders	11,347	1,420
Legal fees	10,184	2,536
Audit and tax fees	9,577	9,577
Chief Compliance Officer fees and expenses	6,039	4,478
Trustees’ fees and related expenses	2,673	2,612
Interest and Broker expenses	1,517	—
Other expenses	8,477	479
Total Expenses	1,451,469	643,941
Expense recovery by Advisor – (Note 4)	—	533
Net Expenses	1,451,469	644,474
Net Investment Income (Loss)	130,968	(644,467)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments and purchased options	(6,785,460)	1,954,342
Written options	(1,672,044)	(3,698,282)
Net change in unrealized appreciation (depreciation) on:
Investments and purchased options	(6,905,714)	(527)
Written options	—	964,956
Net Realized and Unrealized Loss on Investments	(15,363,218)	(779,511)
Net Decrease in Net Assets from Operations	$(15,232,250)	$(1,423,978)

(1)	Net of $851 foreign dividend withholdings tax.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Statements of Changes in Net Assets

	Six Months Ended
	November 30, 2015	Year Ended
	(Unaudited)	May 31, 2015
From Operations
Net investment income	$130,968	$1,994,149
Net realized gain (loss) from:
Investments and purchased options	(6,785,460)	5,000,149
Written options	(1,672,044)	6,651,319
Net change in unrealized depreciation on:
Investments and purchased options	(6,905,714)	(29,263,318)
Net decrease in net assets resulting from operations	(15,232,250)	(15,617,701)

From Distributions
Net investment income – Class A	—	(894,348)
Net investment income – Institutional Class	—	(1,482,550)
Net decrease in net assets resulting
from distributions paid	—	(2,376,898)

From Capital Share Transactions
Proceeds from shares sold – Class A	3,945,007	40,737,997
Proceeds from shares sold – Institutional Class	11,375,714	105,781,444
Net asset value of shares issued to shareholders in
payment of distributions declared – Class A	—	805,393
Net asset value of shares issued to shareholders in
payment of distributions declared – Institutional Class	—	1,369,210
Payment for shares redeemed – Class A	(95,082,314)	(149,910,945)
Payment for shares redeemed – Institutional Class	(53,627,612)	(167,032,407)
Net decrease in net assets
from capital share transactions	(133,389,205)	(168,249,308)
Total Decrease In Net Assets	(148,621,455)	(186,243,907)
Net Assets
Beginning of period	244,202,440	430,446,347
End of period	$95,580,985	$244,202,440
Accumulated Net Investment Income	$2,178,572	$2,047,604

The accompanying notes are an integral part of these financial statements.

SCHOONER HEDGED ALTERNATIVE INCOME FUND

Statement of Changes in Net Assets

	Six Months Ended
	November 30, 2015	Period Ended
	(Unaudited)	May 31, 2015(1)
From Operations
Net investment loss	$(644,467)	$(60,081)
Net realized gain (loss) from:
Investments and purchased options	1,954,342	610,990
Written options	(3,698,282)	43,465
Net change in unrealized appreciation (depreciation) on:
Investments and purchased options	(527)	(29,173)
Written options	964,956	216,289
Net increase (decrease) in net assets
resulting from operations	(1,423,978)	781,490

From Distributions
Net investment income – Institutional Class	—	(627,921)
Net realized gain on investments – Institutional Class	—	(7,375)
Return of capital – Class A	(20,582)	—
Return of capital – Institutional Class	(5,409,878)	—
Net decrease in net assets resulting
from distributions paid	(5,430,460)	(635,296)

From Capital Share Transactions
Proceeds from shares sold – Class A	2,853,110	—
Proceeds from shares sold – Institutional Class	103,099,032	53,357,282
Net asset value of shares issued to shareholders in
payment of distributions declared – Class A	12,831	—
Net asset value of shares issued to shareholders in
payment of distributions declared – Institutional Class	4,490,078	628,475
Payment for shares redeemed – Class A	(437)	—
Payment for shares redeemed – Institutional Class	(40,771,450)	(1,075,381)
Net increase in net assets
from capital share transactions	69,683,164	52,910,376
Total Increase In Net Assets	62,828,726	53,056,570
Net Assets
Beginning of period	53,056,570	—
End of period	$115,885,296	$53,056,570
Accumulated Net Investment Loss	$(6,115,849)	$(40,922)

(1)	The Fund commenced operations on November 28, 2014.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

SCHOONER FUND

Financial Highlights – Class A

	Six Months Ended
	November 30, 2015
	(Unaudited)
Net Asset Value, Beginning of Period	$24.64

Income from investment operations:
Net investment income(1)	(0.00	)(6)
Net realized and unrealized gains on investments	(2.26)
Total from investment operations	(2.26)

Less distributions paid:
From net investment income	—
From net realized gain on investments	—
Total distributions paid	—
Net Asset Value, End of Period	$22.38
Total return(2)	(9.17	)%(3)

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$35,303
Ratio of expenses to average net assets:
Before waivers and reimbursement of expenses	1.83	%(4)(5)
After waivers and reimbursement of expenses	1.83	%(4)(5)
Ratio of net investment income (loss) to average net assets:
Before waivers and reimbursements of expenses	(0.01	)%(4)
After waivers and reimbursements of expenses	(0.01	)%(4)
Portfolio turnover rate	8.88	%(3)

(1)	Per share net investment income (loss) was calculated using average shares outstanding.
(2)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.  Excludes the effect of applicable sales charges.

(3)	Not annualized.
(4)	Annualized.
(5)
The ratio of expenses to average net assets includes broker interest and interest expense.  The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding broker interest and interest expense were 1.83% and 1.83%, 1.71% and 1.71%, 1.74% and 1.80%, 1.84% and 1.96%, 1.96% and 1.99%, for the periods ended November 30, 2015, May 31, 2015, May 31, 2014, May 31, 2013, and May 31, 2012, respectively.

(6)	Amount is less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout the Period

Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
May 31, 2015		May 31, 2014		May 31, 2013		May 31, 2012		May 31, 2011
$25.87		$24.35		$23.62		$23.11		$21.65

0.10		0.15		0.13		0.09		0.08
(1.20)		1.43		1.90		0.69		2.45
(1.10)		1.58		2.03		0.78		2.53

(0.13)		(0.06)		(0.01)		(0.09)		(0.04)
—		—		(1.29)		(0.18)		(1.03)
(0.13)		(0.06)		(1.30)		(0.27)		(1.07)
$24.64		$25.87		$24.35		$23.62		$23.11
(4.27)%		6.35%		9.31%		3.39%		11.81%

$90,935		$206,748		$123,824		$125,752		$49,209

1.72	%(5)	1.74	%(5)	1.84	%(5)	1.97	%(5)	2.31%
1.72	%(5)	1.79	%(5)	1.96	%(5)	2.00	%(5)	2.00%

0.38%		0.65%		0.67%		0.40%		0.04%
0.38%		0.60%		0.55%		0.37%		0.35%
99.50%		114.36%		112.43%		92.02%		179.08%

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Financial Highlights – Institutional Class

Net Asset Value, Beginning of Period

Income from investment operations:
Net investment income(2)
Net realized and unrealized gains on investments
Total from investment operations

Less distributions paid:
From net investment income
From net realized gain on investments
Total distributions paid
Net Asset Value, End of Period
Total return(3)

Supplemental Data and Ratios:
Net assets at end of period (000’s)
Ratio of expenses to average net assets:
Before waivers and reimbursement of expenses(6)
After waivers and reimbursement of expenses(6)
Ratio of net investment income to average net assets:
Before waivers and reimbursements of expenses
After waivers and reimbursements of expenses
Portfolio turnover rate

(1)	The Institutional Class shares commenced operations on June 22, 2012.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Not annualized.
(5)	Annualized.
(6)
The ratio of expenses to average net assets includes broker interest and interest expense.  The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding broker interest and interest expense were 1.58% and 1.58%, 1.47% and 1.47%, 1.49% and 1.49%, 1.59% and 1.59%, for the periods ended November 30, 2015, May 31, 2015, May 31, 2014, and May 31, 2013, respectively.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Financial Highlights – Institutional Class

Per Share Data for a Share Outstanding Throughout the Period

Six Months Ended
November 30, 2015		Year Ended	Year Ended	Period Ended
(Unaudited)		May 31, 2015	May 31, 2014	May 31, 2013(1)
$24.75		$25.96	$24.41	$23.71

0.03		0.16	0.23	0.20
(2.27)		(1.21)	1.43	1.82
(2.24)		(1.05)	1.66	2.02

—		(0.16)	(0.11)	(0.03)
—		—	—	(1.29)
—		(0.16)	(0.11)	(1.32)
$22.51		$24.75	$25.96	$24.41
(9.09	)%(4)	(4.05)%	6.67%	9.30	%(4)

$60,278		$153,267	$223,699	$92,823

1.58	%(5)	1.47%	1.49%	1.59	%(5)
1.58	%(5)	1.47%	1.49%	1.59	%(5)

0.25	%(5)	0.62%	0.90%	0.91	%(5)
0.25	%(5)	0.62%	0.90%	0.91	%(5)
8.88	%(4)	99.50%	114.36%	112.43	%(4)

The accompanying notes are an integral part of these financial statements.

SCHOONER HEDGED ALTERNATIVE INCOME FUND

Financial Highlights – Class A

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended
	November 30, 2015(1)
Net Asset Value, Beginning of Period	$52.27

Income from investment operations:
Net investment income(2)	(0.15)
Net realized and unrealized gains on investments	0.47
Total from investment operations	0.32

Less distributions paid:
From return of capital	(1.04)
Total distributions paid	(1.04)
Net Asset Value, End of Period	$51.55
Total return(3)	0.60	%(4)

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$2,851
Ratio of expenses to average net assets:
Before waivers and reimbursement of expenses	1.89	%(5)
After waivers and reimbursement of expenses	1.74	%(5)
Ratio of net investment income to average net assets:
Before waivers and reimbursements of expenses	(1.89	)%(5)
After waivers and reimbursements of expenses	(1.74	)%(5)
Portfolio turnover rate(6)	N/	A

(1)	The Class A shares commenced operations on September 28, 2015.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Not annualized.
(5)	Annualized.
(6)	The Fund does not hold any long term investments, therefore, a turnover rate is not applicable.

The accompanying notes are an integral part of these financial statements.

SCHOONER HEDGED ALTERNATIVE INCOME FUND

Financial Highlights – Institutional Class

Per Share Data for a Share Outstanding Throughout the Period

	Six Months Ended
	November 30, 2015		Period Ended
	(Unaudited)		May 31, 2015(1)
Net Asset Value, Beginning of Period	$55.64		$50.00

Income from investment operations:
Net investment income(2)	(0.40)		(0.41)
Net realized and unrealized gains on investments	(0.46)		9.34
Total from investment operations	(0.86)		8.93

Less distributions paid:
From net investment income	—		(2.76)
From net realized gain on investments	—		(0.53)
From return of capital	(3.21)		(2.76)
Total distributions paid	(3.21)		(3.29)
Net Asset Value, End of Period	$51.57		$55.64
Total return(3)	(1.56	)%(4)	18.20	%(4)

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$113,034		$53,057
Ratio of expenses to average net assets:
Before waivers and reimbursement of expenses	1.49	%(5)	3.66	%(5)
After waivers and reimbursement of expenses	1.49	%(5)	1.49	%(5)
Ratio of net investment income to average net assets:
Before waivers and reimbursements of expenses	(1.49	)%(5)	(3.66	)%(5)
After waivers and reimbursements of expenses	(1.49	)%(5)	(1.49	)%(5)
Portfolio turnover rate(6)	N/	A	N/	A

(1)	The Institutional Class shares commenced operations on November 28, 2014.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)	Not annualized.
(5)	Annualized.
(6)	The Fund does not hold any long term investments, therefore, a turnover rate is not applicable.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUNDS
Notes to Financial Statements
November 30, 2015 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Schooner Fund and Schooner Hedged Alternative Income Fund (each, a “Fund” and together, the “Funds”) each represent a distinct diversified and non-diversified series, respectively, with its own investment objectives and policies within the Trust.  The assets of the Funds are segregated, and a shareholder’s interest is limited to the Funds in which shares are held.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  Costs incurred by the Funds in connection with the organization, registration and initial public offering of shares were paid by Schooner Investment Group, LLC (the “Advisor”).

The Schooner Fund’s Class A shares became effective and commenced operations on August 29, 2008.  Effective June 22, 2012, the Schooner Fund began offering Institutional Class shares.  Class A shares are subject to an initial maximum sales charge of 4.75% imposed at the time of purchase. The sales charge declines as the amount purchased increases, as set forth in the Schooner Fund’s prospectus. Class A shares are subject to a 0.25% Rule 12b-1 distribution fee. The Schooner Hedged Alternative Income Fund became effective and commenced operations on November 28, 2014 for the Institutional Class shares. Effective September 28, 2015, the Schooner Hedged Alternative Income Fund began offering Class A shares.  Class A shares are subject to an initial maximum sales charge of 3.50% imposed at the time of purchase.  The sales charge declines as the amount purchased increases, as set forth in the Schooner Hedged Alternative Income Fund’s prospectus.  Class A shares are subject to a 0.25% Rule 12b-1 distribution fee.  Each class of shares has identical rights and privileges except with respect to distribution fees and voting rights on matters affecting a single class of shares. The investment objective of the Schooner Fund is long-term capital appreciation with the generation of moderate current income.  The investment objective of the Schooner Hedged Alternative Income Fund is long-term capital appreciation through the generation of income using strategies that have minimal correlation with traditional fixed income markets.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2015 (Unaudited)

The Funds’ securities, including common stocks and convertible preferred stocks, that are primarily traded on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such day, the security is valued at the mean between the bid and asked prices on such day.  OTC securities that are not traded on NASDAQ shall be valued at the most recent trade price.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Trust’s Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

Debt securities other than short-term instruments are valued at the mean between the closing bid and ask prices provided by a pricing service (“Pricing Service”).  If the closing bid and ask prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  The Funds’ Pricing Services use multiple valuation techniques to determine fair value.  In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which quotes from market makers are used to determine fair value.  In instances where sufficient market activity may not exist or is limited, the Pricing Services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value and generally will be classified as Level 2 (described below).  Fixed income securities including corporate bonds and convertible bonds are normally valued on the basis of quotes obtained from brokers and dealers or a Pricing Service.  Securities that use similar valuation techniques and inputs as described above are categorized as Level 2.  Fixed income securities purchased on a delayed-delivery basis are typically marked-to-market daily until settlement at the forward settlement date.  Short-term debt securities and money market instruments having a maturity of 60 days or less are priced at amortized cost, unless the Advisor determines it does not approximate fair value. Short-term debt securities and money market instruments having a maturity of greater than 60 days are valued at market price.

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2015 (Unaudited)

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of November 30, 2015, in valuing the Funds’ investments carried at fair value:

Schooner Fund
	Level 1	Level 2	Level 3	Total
Assets(1):
Common Stocks	$78,449,224	$—	$—	$78,449,224
Exchange Traded Funds	4,458,070	—	—	4,458,070
Real Estate
Investment Trusts	41,500	—	—	41,500
Purchased Options	1,534,375	—	—	1,534,375
Total Assets	$84,483,169	$—	$—	$84,483,169

Schooner Hedged Alternative Income Fund
	Level 1	Level 2	Level 3	Total
Assets:
Purchased Options	$347,987	$—	$—	$347,987
Total Assets	$347,987	$—	$—	$347,987
Liabilities:
Written Options	$(2,072,001)	$—	$—	$(2,072,001)
Total Liabilities	$(2,072,001)	$—	$—	$(2,072,001)
(1) See the Schedule of Investments for industry classifications.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2015 (Unaudited)

The Funds did not invest in any Level 3 investments during the period ended November 30, 2015. During the period ended November 30, 2015, there were no transfers between levels for the Funds. It is the Funds’ policy to record transfers between levels as of the end of the reporting period.

(b) Derivative Instruments

The Funds invested in derivative instruments such as purchased and written options during the period.

The fair value of derivative instruments as reported within the Statements of Assets and Liabilities as of November 30, 2015 was as follows:

Schooner Fund
Derivatives
not accounted
for as hedging	Asset		Liability
instruments	Derivative	Value	Derivative	Value
Equity Contracts –	Investments,		Written options,
Options	at value	$1,534,375	at value	$—
Total		$1,534,375		$—

The effect of derivative instruments on the Statements of Operations for the period ended November 30, 2015 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives
not accounted
for as hedging	Purchased	Written
instruments	Options	Options	Total
Equity Contracts	$(9,769,460)	$(1,672,044)	$(11,441,504)
Total	$(9,769,460)	$(1,672,044)	$(11,441,504)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives
not accounted
for as hedging	Purchased	Written
instruments	Options	Options	Total
Equity Contracts	$945,169	$—	$945,169
Total	$945,169	$—	$945,169

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2015 (Unaudited)

The fair value of derivative instruments as reported within the Statements of Assets and Liabilities as of November 30, 2015 was as follows:

Schooner Hedged Alternative Income Fund

Derivatives
not accounted
for as hedging	Asset		Liability
instruments	Derivative	Value	Derivative	Value
Equity Contracts –	Investments,		Written options,
Options	at value	$347,987	at value	$(2,072,001)
Total		$347,987		$(2,072,001)

The effect of derivative instruments on the Statements of Operations for the period ended November 30, 2015 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives
not accounted
for as hedging	Purchased	Written
instruments	Options	Options	Total
Equity Contracts	$1,963,708	$(3,698,282)	$(1,734,574)
Total	$1,963,708	$(3,698,282)	$(1,734,574)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives
not accounted
for as hedging	Purchased	Written
instruments	Options	Options	Total
Equity Contracts	$(527)	$964,956	$964,429
Total	$(527)	$964,956	$964,429

Options

GAAP requires enhanced disclosures about the Funds’ derivative activities, including how such activities are accounted for and their effect on the Funds’ financial position and results of operations.

The Funds are subject to equity price risk in the normal course of pursuing its investment objectives. The Funds enter into written call options to hedge against changes in the value of equities. The Funds’ option component of overall investment strategy is often referred to as a “buy-write” strategy (also called a “covered call” strategy), in which the Advisor writes (sells) a call option contract while at the same time owning an equivalent number of shares of the underlying stock to generate moderate current income. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income.  Written call options expose the Funds to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default. The Funds may also purchase put options to provide protection against adverse price effects from anticipated

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2015 (Unaudited)

changes in prices of securities. In addition, the Funds enter into written put options to hedge against changes in the value of purchased put options.

The Funds may purchase and write call and put options on securities and indices and enter into related closing transactions.  As a holder of a call option, the Funds have the right, but not the obligation, to purchase a security at the exercise price during the exercise period.  As the writer of a call option, the Funds have the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised.  As a holder of a put option, the Funds have the right, but not the obligation, to sell a security at the exercise price during the exercise period.  As the writer of a put option, the Funds have the obligation to buy the underlying security at the exercise price during the exercise period.

When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the written option.  Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from written options.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized a gain or a loss.  If a put option is exercised, the premium is deducted from the cost basis of the security purchased.  The Funds, as writer of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

When purchasing options, the Funds will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised. The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss.  If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Funds have a realized gain or loss.

Neither Fund had transactions in call options written for the period ended November 30, 2015.

Schooner Fund

Transactions in options written during the period ended November 30, 2015 for the Fund were as follows:

		Total
	Contracts	Premiums
Outstanding, beginning of year	—	$—
Options written	120,700	4,098,527
Options terminated	(120,700)	(4,098,527)
Outstanding, end of period	—	$—

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2015 (Unaudited)

Transactions in purchased options during the period ended November 30, 2015 for the Fund were as follows:

Contracts
Outstanding, beginning of year	53,572
Options purchased	1,928,521
Options sold	(1,826,088)
Options expired	(122,130)
Outstanding, end of period	33,875

Schooner Hedged Alternative Income Fund
Transactions in options written during the period ended November 30, 2015 for the Fund were as follows:

		Total
	Contracts	Premiums
Outstanding, beginning of year	17,736	$866,021
Options written	387,696	22,858,878
Options terminated	(329,053)	(19,141,780)
Options exercised	(42)	(1,352)
Options expired	(28,924)	(1,328,521)
Outstanding, end of period	47,413	$3,253,246

Transactions in purchased options during the period ended November 30, 2015 for the Fund were as follows:

Contracts
Outstanding, beginning of year	2,050
Options purchased	515,503
Options sold	(506,036)
Options expired	(6,550)
Outstanding, end of period	4,967

(c) Federal Income Taxes

Each Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

As of and during the period ended November 30, 2015, the Funds did not have a liability for any unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by U.S. taxing authorities for the tax years prior to the year ended May 31, 2011.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2015 (Unaudited)

(d) Distributions to Shareholders

The Schooner Fund will distribute net investment income and net realized long- or short-term capital gains at least annually. The Schooner Hedged Alternative Income Fund will make distributions of income dividends, if any, and any net short-term capital gains to shareholders on a monthly basis. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Funds. To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

(e) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Share Valuation

The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund and class, rounded to the nearest cent. The Funds and class shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

(g) Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Funds. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Distribution fees are expensed at 0.25% of average daily net assets of the Schooner Funds’ Class A shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(h) Other

Investment transactions are recorded on the trade date. The Schooner Fund determines the gain or loss from investment transactions using the first in – first out (“FIFO”) method by comparing the original cost of the security lot sold with the net sale proceeds. The Schooner Hedged Alternative Fund determines the gain or loss

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2015 (Unaudited)

from investment transactions using the specific identification method for the best tax relief order by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income and expense is recognized on the ex-dividend date and interest income and expense is recognized on an accrual basis.  Withholding taxes on foreign dividends and interest, net of any reclaims, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.  The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

(3)	Federal Tax Matters

The tax character of distributions paid to the Funds’ shareholders is as follows:

Schooner Fund	Ordinary Income	Long-Term Capital Gains
Year ended May 31, 2015	$2,376,898	$—
Year ended May 31, 2014	$964,056	$—

Schooner Hedged
Alternative Income Fund	Ordinary Income	Long-Term Capital Gains
Period ended May 31, 2015	$635,296	$—

The Funds designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax years ended May 31, 2014 and May 31, 2015.

As of May 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

		Schooner
		Hedged
	Schooner	Alternative
	Fund	Income Fund
Cost basis of investments for
federal income tax purposes	$226,271,724	$151,873

Gross tax unrealized appreciation	$22,576,474	$—
Gross tax unrealized depreciation	(10,755,297)	(29,173)
Net tax unrealized appreciation	11,821,177	(29,173)
Undistributed ordinary income	2,047,604	—
Undistributed long-term capital gain	—	—

Total distributable earnings	2,047,604	—
Other accumulated gain/(loss)	(1,925,402)	175,367
Total accumulated earnings/(loss)	$11,943,379	$146,194

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2015 (Unaudited)

The difference between book-basis and tax-basis distributable earnings is attributable primarily to the tax deferral of losses on wash sales, straddle adjustments, and contingent payment debt instruments.

At May 31, 2015, the Schooner Hedged Alternative Income Fund deferred, on a tax basis, late year losses of $40,922.  The Fund also included unrealized gains from written options of $216,289 in other accumulated gain/(loss).

At May 31, 2015, the Schooner Fund had tax basis capital losses which may be carried forward to offset future short term capital gains indefinitely in the amount of $1,925,402.  To the extent that the Funds may realize future net capital gains, those gains will be offset by any of the unused capital loss carryforward.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended May 31, 2015, the following reclassifications were made for permanent tax differences on the Statements of Assets and Liabilities.

		Schooner
		Hedged
	Schooner	Alternative
	Fund	Income Fund
Accumulated Undistributed Net Investment Income	$83,998	$647,080
Accumulated Undistributed Net Realized Gain/(Loss)	(84,000)	(647,080)
Paid-In Capital	2	—

(4)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Advisor for its management services at the annual rate of 1.25% of the Funds’ average daily net assets. The Advisor has contractually agreed to waive its management fee and/or reimburse the Funds’ other expenses to the extent necessary to ensure that the Funds’ operating expenses exclusive generally of interest, acquired fund fees and expenses, leverage (i.e., any expenses incurred in connection with borrowings made by the Funds), and tax expenses, dividends and interest expenses on short positions, brokerage commissions, and extraordinary expenses do not exceed 1.99%, 1.74%, 1.74% and 1.49% (the “Expense Limitation Caps”) of the average daily net assets of the Schooner Fund’s Class A and Institutional Class shares and the Schooner Hedged Alternative Income Fund’s Class A and Institutional Class shares, respectively.

The Expense Limitation Caps are in effect through at least September 28, 2025 and November 25, 2024 for the Schooner Fund and Schooner Hedged Alternative Income Fund, respectively, and subject to approval by the Advisor and Board of Trustees thereafter. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Caps; provided,

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2015 (Unaudited)

however, that the Advisor shall only be entitled to recoup such amounts over the following three fiscal years. For the period ended November 30, 2015, the Schooner Fund did not waive any expenses.

The following table shows the remaining waived or reimbursed expenses for the Schooner Hedged Alternative Income Fund subject to potential recovery expiring by:

May 31, 2018	$86,864

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Schooner Funds, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Funds’ average daily net assets for the Funds’ Class A shares, for services to prospective Fund shareholders and distribution of Fund shares.  The Distributor fees from Class A shares incurred for the period ended November 30, 2015, and owed as of November 30, 2015, are as follows:

	Incurred	Owed
Schooner Fund	$84,286	$8,733
Schooner Hedged Alternative Income Fund	$225	$225

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS,” or the “Administrator”) acts as the Funds’ administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  Fees incurred for the period ended November 30, 2015, and owed as of November 30, 2015, are as follows:

	Incurred	Owed
Schooner Fund	$101,529	$41,773
Schooner Hedged Alternative Income Fund	$30,748	$9,243

USBFS also serves as the fund accountant and transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as each Fund’s custodian.  Fees incurred for the period ended November 30, 2015, and owed as of November 30, 2015, are as follows:

Fund Accounting	Incurred	Owed
Schooner Fund	$43,845	$19,621
Schooner Hedged Alternative Income Fund	$17,373	$8,088

Transfer Agency	Incurred	Owed
Schooner Fund	$50,290	$28,348
Schooner Hedged Alternative Income Fund	$13,990	$4,901

Custody	Incurred	Owed
Schooner Fund	$19,111	$12,591
Schooner Hedged Alternative Income Fund	$3,792	$1,808

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2015 (Unaudited)

The Schooner Fund has a line of credit with US Bank. The Schooner Hedged Alternative Income Fund does not have a line of credit with US Bank (see Note 10).

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Funds are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the period ended November 30, 2015, and owed as of November 30, 2015, are as follows:

	Incurred	Owed
Schooner Fund	$6,039	$3,035
Schooner Hedged Alternative Income Fund	$4,478	$2,240

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Six Months Ended	Year Ended
Schooner Fund – Class A	November 30, 2015	May 31, 2015
Shares sold	165,000	1,581,873
Shares issued in reinvestment of distributions	—	31,559
Shares redeemed	(2,278,761)	(5,914,428)
Net increase (decrease)	(2,113,761)	(4,300,996)

	Six Months Ended	Year Ended
Schooner Fund – Institutional Class	November 30, 2015	May 31, 2015
Shares sold	473,328	4,106,953
Shares issued in reinvestment of distributions	—	53,464
Shares redeemed	(3,988,272)	(6,585,899)
Net increase (decrease)	(3,514,944)	(2,425,482)

Period Ended
Schooner Hedged Alternative Income Fund – Class A	November 31, 2015(1)
Shares sold	55,058
Shares issued in reinvestment of distributions	249
Shares redeemed	(8)
Net increase	55,299
(1) The Class A Shares commenced operations on September 28, 2015.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2015 (Unaudited)

Schooner Hedged Alternative	Six Months Ended	Period Ended
Income Fund – Institutional Class	November 30, 2015	May 31, 2015(1)
Shares sold	1,910,606	961,519
Shares issued in reinvestment of distributions	84,980	11,372
Shares redeemed	(757,355)	(19,242)
Net increase	1,238,231	953,649
(1) The Institutional Class Shares commenced operations on November 28, 2014.

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments and options, for the Funds for the period ended November 30, 2015 are summarized below.  There were no purchases or sales of U.S. Government securities for the Funds.

		Schooner
		Hedged
		Alternative
	Schooner Fund	Income Fund*
Purchases	$13,896,703	$202,094
Sales	$161,272,130	$176,082
* The cost of purchases and proceeds from sales of securities related to exercised written put options.

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Funds, under Section 2(a)(9) of the 1940 Act. At November 30, 2015, Charles Schwab & Co., Inc., for the benefit of others, held 43.69% of the Schooner Fund’s outstanding Class A shares.  At November 30, 2015, National Financial Services, LLC, for the benefit of others, held 69.71% of the Schooner Fund’s outstanding Institutional Class shares.  At November 30, 2015, LPL Financial Holdings, Inc., for the benefit of others, held 92.42% of the Schooner Hedged Alternative Income Fund’s outstanding Class A shares.  At November 30, 2015, National Financial Services, LLC, for the benefit of others, held 32.34% of the Schooner Hedged Alternative Income Fund’s outstanding Institutional Class shares.

(10)	Line of Credit

At November 30, 2015, the Schooner Fund had a line of credit in the amount of the lesser of $30,000,000 or 33.33% of the fair value of unencumbered assets of the Fund, as defined, which matures on August 12, 2016.  This unsecured line of credit is intended to provide short-term financing, if necessary, and subject to certain restrictions, in connection with shareholder redemptions.  Interest will be accrued at the prime rate of 3.25% (as of November 30, 2015). The credit facility is with the Fund’s custodian, US Bank.  The following table provides information regarding usage of the line of credit for the period ended November 30, 2015. There was no outstanding balance on the line of credit as of November 30, 2015.

SCHOONER FUNDS
Notes to Financial Statements (Continued)
November 30, 2015 (Unaudited)

		Average		Maximum	Date of
	Days	Amount of	Interest	Amount of	Maximum
	Utilized	Borrowing	Expense*	Borrowing	Borrowing
Schooner Fund	18	$604,056	$981.59	$1,043,000	9/4/2015

* Interest expense is included within other expenses on the Statements of Operations.

(11)	Subsequent Event

On December 28, 2015 the Schooner Hedged Alternative Income Fund declared and paid a distribution of $44,015 and $2,390,460 to the Class A and Institutional Class shareholders of record on December 24, 2015, respectively.

On January 25, 2016 the Schooner Hedged Alternative Income Fund declared and paid a distribution of $54,215 and $2,195,400 to the Class A and Institutional Class shareholders of record on January 22, 2015, respectively.

On December 9, 2015 the Schooner Fund declared and paid a distribution of $662,520 and $1,385,084 to the Class A and Institutional Class shareholders of record on December 8, 2015, respectively.

(12)	Recent Accounting Pronouncement

In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.”  ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions.  The guidance is effective for the fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Funds’ financial statement disclosures.

SCHOONER FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 4, 2015 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Schooner Fund (the “Fund”), a series of the Trust, and Schooner Investment Group, LLC, the Fund’s investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 24, 2015 (the “June 24, 2015 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2016.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.  NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted by the Adviser’s staff to the Fund’s operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Gregory R. Levinson and Anthony B. Fusco, the Fund’s portfolio managers, as well as other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees observed that the Adviser does not manage any other accounts that utilize strategies similar to those employed by the Fund.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activities and its continuing commitment to the Fund.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and

SCHOONER FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.  INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the Fund’s performance for Class A shares for the year-to-date, one-year, three-year and five-year periods ended April 30, 2015.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Class A shares of the Fund on both an absolute basis and in comparison to its benchmark index, the S&P 500 Index, and in comparison to a peer group of U.S. open-end long/short equity funds, as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).

The Trustees noted that the Fund’s performance for Class A shares for the five-year period ended April 30, 2015 was above the Morningstar Peer Group median, falling within the second quartile.  The Trustees also noted that the Fund’s performance for Class A shares for the year-to-date, one-year and three-year periods ended April 30, 2015 was below the Morningstar Peer Group medians for those periods, falling within the fourth quartile for each of the periods.  The Trustees also noted the performance for the year-to-date and one-year periods ended April 30, 2015 was negative and the worst among the funds in the Morningstar Peer Group.  The Trustees noted that for the quarter, one-year, three-year, five-year and since inception periods ended March 31, 2015, the Fund’s performance lagged the S&P 500 Index.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.  COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees considered the cost structure of the Fund relative to its Morningstar Peer Group.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had previously subsidized the Fund’s operations and had no remaining expenses to recoup because the Adviser

SCHOONER FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

contractually agreed to waive its ability to recoup any previously waived management fees or reimbursed expenses.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement, as well as the Fund’s brokerage and soft dollar arrangements.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the June 24, 2015 Meeting and the August 4, 2015 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.25% fell within the fourth quartile, above the Morningstar Peer Group average of 1.11%, which fell within the second quartile.  The Trustees noted that the Fund was operating below its expense cap of 1.99% for Class A shares.  The Trustees observed that the Fund’s total expenses (excluding Rule 12b-1 fees) of 1.49% for Class A shares was at the top of the third quartile, above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.30%, which fell into the second quartile.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees noted, based on a profitability analysis prepared by the Adviser, that the Adviser’s profit from sponsoring the Fund had not been, and currently was not, excessive and the Adviser maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory activities.

4.  EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to the Morningstar Peer Group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.  BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

SCHOONER FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2016 as being in the best interests of the Fund and its shareholders.

SCHOONER FUNDS
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

SCHOONER FUNDS
Additional Information
(Unaudited)

Tax Information

For the year ended May 31, 2015, the Schooner Fund and the Schooner Hedged Alternative Income Fund designated 100.00% and 0.00%, respectively, of its ordinary income distribution as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended May 31, 2015, 100.00% and 0.00%, of dividends paid from net ordinary income for the Schooner Fund and the Schooner Hedged Alternative Income Fund, respectively, qualified for the dividends received deduction available to corporate shareholders.

For the year ended May 31, 2015, the Schooner Fund and the Schooner Hedged Alternative Income Fund designated 0.00% and 0.01%, respectively, of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c).

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 866-724-5997.

Independent Trustees

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	37	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 60		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
four portfolios).

SCHOONER FUNDS
Additional Information (Continued)
(Unaudited)

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	37	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 59		2001	(1986–present).		(an open-end
investment
company with
four portfolios).

Jonas B. Siegel	Trustee	Indefinite	Retired	37	Independent
615 E. Michigan St.		Term; Since	(2011–present);		Manager,
Milwaukee, WI 53202		October 23,	Managing Director,		Ramius IDF
Age: 72		2009	Chief Administrative		fund complex
			Officer (“CAO”) and		(two closed-end
			Chief Compliance		investment
			Officer (“CCO”),		companies);
			Granite Capital		Independent
			International Group,		Trustee, Gottex
			L.P. (an investment		Trust (an open-
			management firm)		end investment
			(1994–2011).		company with
one portfolio);
Independent
Trustee, Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010–2015);
Independent
Trustee,
Gottex Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010–2015).

SCHOONER FUNDS
Additional Information (Continued)
(Unaudited)

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	37	Trustee,
615 E. Michigan St.	and	Term; Since	President, U.S.		Buffalo Funds
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		(an open-end
Age: 53		2001	Services, LLC		investment
			(1994–present).		company with
ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
four portfolios).

John P. Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 58	Executive	2013	Services, LLC
	Officer		(2004–present).

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator, U.S.
Milwaukee, WI 53202	Treasurer	January 24,	Bancorp Fund
Age: 41	and	2013	Services, LLC
	Principal		(2002–present).
Financial and
Accounting
Officer

Adam W. Smith	Secretary	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		May 29,	Services, LLC
Age: 34		2015	(April 2012–present);
Research Associate,
Vista360, LLC (May
2010–April 2012).

SCHOONER FUNDS
Additional Information (Continued)
(Unaudited)

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years

Anita M. Zagrodrik	Vice	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	President,	Term; Since	President,
Milwaukee, WI 53202	Chief	July 1,	U.S. Bancorp
Age: 55	Compliance	2014	Fund Services,
	Officer and		LLC (January
	Anti-Money		2014–present);
	Laundering		Senior Vice President,
	Officer		Ariel Investments,
LLC (2010–2013);
Vice President, Ariel
Investments, LLC
(2003–2010).

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator, U.S.
Milwaukee, WI 53202		July 21,	Bancorp Fund
Age: 33		2011	Services, LLC
(2008–present).

Cullen O. Small	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 22,	U.S. Bancorp Fund
Age: 28		2015	Services, LLC
(2010–present).

Kelly A. Burns	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		April 23,	U.S. Bancorp Fund
Age: 28		2015	Services, LLC
(2011–present);
Student, Illinois
State University
(2006–2011).

Melissa Aguinaga	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 1,	U.S. Bancorp Fund
Age: 28		2015	Services, LLC
(2010–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in their current Prospectus, other factors bearing on this report include the accuracy of the Advisor’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Advisor or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION (Unaudited)

The Funds have adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 866-724-5997. A description of these policies and procedures is also included in each Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 866-724-5997 or by accessing the SEC’s website at http://www.sec.gov.

The Funds file a complete schedule of a holdings with the SEC four times each fiscal year at quarter-ends. The Funds file a schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 866-724-5997 to request individual copies of these documents.  Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

SCHOONER FUNDS

Investment Advisor	Schooner Investment Group, LLC
676 East Swedesford Road
Suite 130
Wayne, Pennsylvania 19087

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)  Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed August 9, 2012.

(b)
(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(c)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                        Trust for Professional Managers

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date February 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date February 2, 2016

By (Signature and Title)* /s/ Jennifer Lima
  Jennifer Lima, Treasurer

Date February 2, 2016
* Print the name and title of each signing officer under his or her signature.